Statement of Additional Information Supplement

October 7, 2010

Morgan Stanley Institutional Liquidity Funds

Supplement dated October 7, 2010 to the Morgan Stanley Institutional Liquidity Funds Statement of Additional Information dated March 1, 2010 of:

Morgan Stanley Institutional Liquidity Funds

In connection with the new rules and amendments to existing rules governing money market funds, the following changes to the Statement of Additional Information ("SAI") of Morgan Stanley Institutional Liquidity Funds (the "Fund") are being made.

The third sentence of the fourth paragraph of the section of the Fund's SAI entitled "Valuation of Shares" is hereby deleted.

The second paragraph of the section of the Fund's SAI entitled "Disclosure of Portfolio Holdings" is hereby deleted and replaced with the following:

In order to comply with amendments to Rule 2a-7, effective October 7, 2010, information concerning the Fund's portfolio holdings, as well as its daily weighted average portfolio maturity and weighted average life, will be posted on its public website five business days after the end of each month. Also, effective December 7, 2010, the Fund will file more detailed portfolio holdings information with the SEC on Form N-MFP within five business days after the end of each month. The SEC will make Form N-MFP filings publicly available on its website two months after the filing and a link to the SEC filing will be posted on the Fund's website.

Please retain this supplement for future reference.